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                    Exhibit 24.3


GENERAL SIGNAL CORPORATION - POWER OF ATTORNEY

     The undersigned hereby appoints MICHAEL D. LOCKHART, TERENCE D. MARTIN and EDGAR J. SMITH, JR., and each of them severally, the true and lawful attorney or attorneys of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer or director or both of General Signal Corporation, a New York Corporation (the "Corporation") one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 2nd day of April, 1996.

                              /s/ H. Kent Bowen
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                    Exhibit 24.3


GENERAL SIGNAL CORPORATION - POWER OF ATTORNEY

     The undersigned hereby appoints EDMUND M. CARPENTER, TERENCE D. MARTIN and EDGAR J. SMITH, JR., and each of them severally, the true and lawful attorneys or attorney of the undersigned with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as an officer or director or both of General Signal Corporation, a New York Corporation (the "Corporation") one or more Registration Statements or Post-Effective Amendments to be filed with the Securities and Exchange Commission on Form S-8 covering shares of Common Stock of the Corporation to be issued pursuant to any employee benefit or stock incentive plan of the Corporation or its subsidiaries of the Corporation, and any amendment or Post-Effective Amendment to any such Registration Statement or Registration Statement that is presently effective, and all instruments necessary or incidental in connection therewith, and to file or cause to be filed any such Registration Statement, amendments, and Post-Effective Amendments thereto and other instruments with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorneys and each of them.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 19th day of September, 1995.

                               /s/Ursula F. Fairbairn